VITAL LIVING, INC.

                     SCIENTIFIC ADVISORY BOARD AGREEMENT



          This Scientific Advisory Board Agreement ("Agreement") dated May 7, 2002, (the "Effective Date") is made by and between Vital Living, Inc., a Nevada corporation, whose address is ________________________________
     ("Company" or "Vital Living"), and (ii) David Maron, MD, ("Consultant"), an individual whose address is 2500 Hemingway Dr., Nashville, TN 37215.

1.   INTRODUCTION

     Vital Living is establishing a Scientific Advisory Board ("SAB") to provide Vital Living the following services and advice in connection with its strategy and plans for the development and commercialization of its products and services ("Services"), including, but not limited to:

          Developing, manufacturing and testing of nutraceutical formulations that are based on the best available scientific research, shown to be safe and effective in appropriately designed and controlled clinical trials, and proprietary to the Company ;

          Assisting the Company in the design and development of compliance and lifestyle programs intended to enhance patient compliance with the Company's nutraceuticals;

          Advising the Company on the needs of potential clients, partners, and other users, including practicing physicians, academic researchers, other health professional, and patients, and the design of products, services and offerings to address those needs, but not helping to directly market to these individuals;

          Working with other thought leaders and health professionals to facilitate projects of mutual benefit to the Company and said individuals: and,

          Participating in scientific exchange with thought leaders and other health professionals and academic researchers regarding potential clinical benefits of Vital Living products.

Consultant desires to be a member of the SAB and perform such Services, and Company desires to have Consultant become a member of the SAB and perform such Services.

2.   SERVICES COMPENSATION AND EXPENSE REIMBURSEMENT

2.1  2.1               2.1               Services.  Consultant agrees to
serve as a member of the SAB and to endeavor to attend and participate in all SAB meetings. Vital Living currently intends to convene one (1) in-person meeting and three (3) teleconference meetings of the SAB per year.

2.2  2.2               2.2               Compensation and Expense
Reimbursement.  As sole compensation for the performance of the Services,
Company will compensate Consultant as set forth in Exhibit A.    The Company
will reimburse Consultant for reasonable out-of-pocket expenses incurred in the performance of the Services, including Business Class travel to SAB Meetings; provided, however, that (a) all such out-of pocket expenses over an aggregate of $500 during any calendar month shall have been previously approved in writing by an officer of the Company; and (b) all such out-of-pocket expenses are supported by reasonable documentation;

3.   RELATIONSHIP OF PARTIES

3.1 Independent Contractor. Consultant is an independent contractor and is not an agent or employee of, and has no authority to bind, Company. Consultant will perform the Services under the general direction of Company, but Consultant will determine the manner and means by which the Services are accomplished. Consultant acknowledges that Vital Living shall not have any obligation to follow the advice of Consultant or the SAB. Consultant will not be entitled to receive benefits from or to participate in any plans designed to provide benefits for Company's employees.



4.   PROPERTY OF COMPANY

4.1   Definition.   For  the  purposes of this Agreement,  "Designs  and
Materials" shall mean all designs, discoveries, inventions, products, computer programs, procedures, improvements (whether or not patentable or whether or not copyrightable), developments, drawings, notes, documents, information and materials made, conceived, reduced to practice, written, designed, discovered or developed by Consultant alone or with others whether during normal business hours or otherwise which result from, relate to or are derived from any work performed by Consultant for the Company.

4.2   Assignment of Ownership.  Consultant hereby irrevocably  transfers and  assigns any and all of its right, title, and interest in and to  Designs and Materials, including but not limited to all copyrights, patent rights, trade secrets and trademarks, to Company. Designs and Materials will be the sole property of Company, and Company will have the sole right to determine the treatment of any Designs and Materials, including the right to keep them as trade secrets, to file and execute patent applications on them, to use and disclose them without prior patent application, to file registrations for copyright or trademark on them in its own name, or to follow any other procedure that Company deems appropriate. Consultant agrees: (a) to disclose promptly in writing to Company all Designs and Materials; (b) to cooperate with and assist Company to apply for, and to execute any applications and/or assignments reasonably necessary to obtain, any patent, copyright, trademark or other statutory protection for Designs and Materials in Company's name as Company deems appropriate; and (c) to otherwise treat all Designs and Materials as "Confidential Information," as defined below. These obligations to disclose, assist, execute and keep confidential will survive any expiration or termination of this Agreement. Consultant agrees that if the Company is unable, after reasonable effort, to secure my signature on any such papers, any executive officer of the Company shall be entitled to execute any such papers as my agent and attorney-in-fact, and Consultant hereby irrevocably designates and appoints each executive officer of the Company as Consultant's agent and attorney-in-fact to execute any such papers on Consultant's behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Designs and Materials, under the conditions described in this sentence. Consultant hereby waives and quit claims to the Company any and all claims, of any nature whatsoever, which Consultant now or may hereafter have for infringement of any proprietary rights assigned hereunder.

5.   CONFIDENTIAL INFORMATION

     Consultant  acknowledges  that Consultant will acquire  information  and materials from Company and knowledge about Company including, without limitation, knowledge about business, marketing plans, pricing practices, products, formulation, ingredients, dosages, services, inventions, prototypes, cell lines, formula, processes, programming techniques, experimental work, customers, clients and suppliers of Company and that all such knowledge, information and materials acquired, the existence, terms and conditions of this Agreement, and the Designs and Materials, are and will be the trade secrets and confidential and proprietary information of Company (collectively "Confidential Information"). Confidential Information will not include, however, any information which is or becomes part of the public domain through no fault of Consultant or that Company regularly gives to third parties without restriction on use or disclosure. Consultant agrees to hold all such Confidential Information in strict confidence, not to disclose it to others or use it in any way, commercially or otherwise, except in performing the Services, and not to allow any unauthorized person access to it, either before or after expiration or termination of this Agreement. Consultant further agrees to take all action reasonably necessary and satisfactory to protect the confidentiality of the Confidential Information.

6.   TERM AND TERMINATION

     This Agreement will commence on the Effective Date and terminate three years thereafter. Either party may terminate this Agreement at any time, for any reason or for no reason, upon thirty (30) days written notice.

7. EFFECT OF EXPIRATION OR TERMINATION Upon the expiration or termination of this Agreement for any reason, (a) each party will be released from all obligations to the other arising after the date of expiration or termination, except that expiration or termination of this Agreement will not relieve either party of its obligations under Sections 3, 4, 5, 6, 8 and 9, nor will expiration or termination relieve Consultant or Company from any liability arising from any breach of this Agreement; and (b) Consultant will promptly notify Company of all Confidential Information, including but not limited to the Designs and Materials, in Consultant's possession and promptly deliver to Company, or destroy at Company's request, all such Confidential Information.

8.   WARRANTIES

      Consultant represents and warrants to the Company that (a) Consultant's service on the SAB does not conflict with, result in the breach of any provisions of, or constitute a default under any agreement or other obligation to which Consultant is a party, and (b) Consultant's principal place of employment has received full disclosure as to the Consultant's service on the SAB and that such employer consents to the Consultant's participation.

9.   GENERAL

     9.1 Publicity. Consultant shall not publicize or advertise in any manner that Consultant is performing the Services hereunder, without the prior written consent of Company. Consultant hereby grants to Company the right to use Consultant's name, likeness, and relationship with Company in and in connection with technical materials, various reports, brochures or other documents produced by or on behalf of Company.

     9.2 Assignment. Consultant may not assign this Agreement or any of Consultant's rights or delegate Consultant's duties under this Agreement either in whole or in part, whether by operation of law or otherwise. Any attempted assignment will be void and of no force and effect.

     9.3 Equitable Remedies. Because the Services are personal and unique and because Consultant will have access to Confidential Information of Company, Company will have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that Company may have for a breach of this Agreement.

     9.4 Attorneys' Fees. If any action is necessary to enforce the terms of this Agreement, the substantially prevailing party will be entitled to reasonable attorneys' fees, costs and expenses in addition to any other relief to which such prevailing party may be entitled.

     9.5 Governing Law; Severability. This Agreement will be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflict of laws. If any provision of this Agreement is for any reason found to be unenforceable, the remainder of this Agreement will continue in full force and effect.

     9.6   Notices.   Any  notices  under this  Agreement  will  be  sent  by
certified or registered mail, return receipt requested, or a nationally recognized overnight courier to the address set forth above or such other address as the party specifies in writing. Such notice will be effective upon its mailing.

     9.7   Counterparts.   This  Agreement may be executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     9.8 Complete Understanding; Modification. This Agreement constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the Effective Date.

VITAL LIVING, INC.                               CONSULTANT


By:                                By:
Title:                                  Title:
                                  EXHIBIT A

                                COMPENSATION

FEES: Consultant will receive $1250 per S.A.B meeting that he or she attends. Currently the company estimates that there will be 4 meetings annually.


 __________________________________________________________________________

                                  Exhibit A

                     NONQUALIFIED STOCK OPTION AGREEMENT


     THIS NONQUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into as of May 7, 2002 (the "Grant Date"), by and between VITAL LIVING, INC., a Nevada corporation ("Company"), and David Maron M.D. ("Optionee").


                               R E C I T A L S

   A. On May 3, 2002, the Board of Directors and Shareholders of the Company adopted the Vital Living, Inc. 2002 Stock Option Plan (the "Plan").


     B. Pursuant to the Plan, on May 3, 2002, the Board of Directors of the Company acting as the Plan Committee ("Committee") authorized granting to Optionee options to purchase shares of the common stock, $0.001 par value, of the Company ("Shares") for the term and subject to the terms and conditions hereinafter set forth.

                              A G R E E M E N T

     It is hereby agreed as follows:

1. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

2. GRANT OF OPTIONS. The Company hereby grants to Optionee, a Non-Qualified Option ("Options") to purchase all or any part of 15,000 Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein. The Option is not intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

3.   OPTION PERIOD/VESTING.

     3.1 Subject to the provisions of Section 8, the Options shall be exercisable to purchase the Vested Shares at any time prior to expiration of the five (5) year period commencing upon the Grant Date (the "Expiration Date"), unless earlier terminated pursuant to Section 7.

     3.2 Shares of Common Stock underlying this Option shall become "Vested Shares" as follows: (a) so long as Holder is engaged by the Corporation pursuant to the Scientific Advisory Board Agreement to which this Option is an Exhibit (the "Scientific Advisory Board Agreement"), 1,250 shares of Common Stock shall become Vested Shares on August 1, 2002, and an additional

1,250 shares of common stock will become vested shares on the 1st day of every third month for the term of this agreement..

4. METHOD OF EXERCISE. The Options shall be exercisable by Optionee by giving written notice to the Company of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred (100) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

5. AMOUNT OF PURCHASE PRICE. The purchase price per Share for each Share which Optionee is entitled to purchase under the Options shall be Two Dollars and Eighty Cents ($2.80) per Share.

6. PAYMENT OF PURCHASE PRICE. The Optionee may pay for the Shares in any one, or combination thereof, of the following methods. The Company, upon receiving payment, shall make immediate delivery of such purchased shares, fully paid and non-assessable, registered in the name of Optionee.

     6.1 Cash or like consideration. At the time of Optionee's notice of exercise of the Options, Optionee shall exercise the Option by notifying the Company of the number of shares that he desires to purchase and by delivering with such notice the cash or a certified bank check payable to the Company for the purchase price of the shares being purchased.




7.   REGISTRATION OF SHARES.

     The terms of the Registration Agreement attached hereto as Exhibit A are hereby incorporated herein.

8.   EFFECT OF TERMINATION OF EMPLOYMENT.

     8.1 If an Optionee's employment or other relationship with the Company or a Subsidiary terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:
          (a) Termination by the Company Other Than For Cause. Notwithstanding Section 3.2 above, if Optionee is terminated by the Company other than for Cause (as defined in the Scientific Advisory Board Agreement), or if Optionee terminates his engagement pursuant to Section 3(a)(iii) of the Scientific Advisory Board Agreement, than:

      the number of shares that are Vested Shares as of the date of termination shall be that number of shares that would have become Vested Shares if the Optionee's engagement was terminated one year after the actual date of termination.

   Optionee's Options shall expire upon the Expiration Date. Prior to the Expiration Date, Optionee may exercise his Options, but only with respect to the Vested Shares, taking into account the acceleration provision of Section 8.1(a)(1) and except as so exercised.

          (b) Other Termination. If Optionee's employment by, or relationship with, the Company or a Subsidiary is terminated for Cause, Optionee's Option shall expire thirty (30) days after such termination; however, the Committee may waive the expiration of the Option by giving written notice of such waiver to Optionee. In the event of such waiver, Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Company or a Subsidiary upon the date of such termination for a reason other than for cause.

9.   NON-TRANSFERABILITY OF OPTIONS.

     The Options shall not be transferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Company are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Company and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Company, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

11.  NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP.

     Nothing contained in this Agreement shall obligate the Company to employ or have another relationship with Optionee for any period or interfere in any way with the right of the Company to reduce Optionee's compensation or to terminate the employment of or relationship with Optionee at any time.

12.  TIME OF GRANTING OPTIONS.

     The time the Options shall be deemed granted shall be the Grant Date.

13.  PRIVILEGES OF STOCK OWNERSHIP.

     Optionee shall not be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Company's counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Company may be listed shall have been fully complied with.

14.  SECURITIES LAWS COMPLIANCE.

     The Company will diligently endeavor to comply with all applicable securities laws before any stock is issued pursuant to the Options. Without limiting the generality of the foregoing, the Company may require from the Optionee such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933 as amended by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Company in connection with registration or qualification of the Shares under federal or state securities laws.

15.  PLAN CONTROLS.

     The  Options shall be subject to and governed by the provisions  of  the
Plan.   All  determinations and interpretations  of  the  Plan  made  by  the
Committee shall be final and conclusive.

16.  SHARES SUBJECT TO LEGEND.

     The certificates evidencing such shares shall bear the following restrictive legend, unless and until such shares have been registered in accordance with the Securities and Exchange Act of 1933, as amended (the "Act"):

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE
REGISTERED UNDER SUCH ACT AND THE SECURITIES LAWS OR ANY APPLICABLE JURISDICTIONS OR UNLESS PURSUANT TO ANY EXEMPTION THEREFROM.

17.  COMPLIANCE WITH APPLICABLE LAWS.

     THE CORPORATION'S OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS IS EXPRESSLY CONDITIONED UPON THE COMPLETION BY THE CORPORATION OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS BY THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION
(i) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF ANY CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

18.  MISCELLANEOUS.

     18.1 Further Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

     18.2 Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and Company's successors or assigns and the Consultant's heirs, executors and legal representatives, provided that this Agreement is a personal services contract and may not be assigned by Consultant without the prior written consent of Company.

     18.3 Attorneys' Fees. If any action is necessary to enforce the terms of this Agreement, the substantially prevailing party will be entitled to reasonable attorneys' fees, costs and expenses in addition to any other relief to which such prevailing party may be entitled.

     18.4 Governing Law; Severability. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada excluding that body of law pertaining to conflict of laws. If any provision of this Agreement is for any reason found to be unenforceable, the remainder of this Agreement will continue in full force and effect.

     18.5 Notices. All notices and demands between the parties hereto shall be in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. All notices and demands to Consultant or the Company may be given to them at the following addresses:

If to Optionee:     David Maron.
                    2500 Hemingway Dr.
                    Nashville, Tenn 37215

If to Company:      Vital Living, Inc.
                    2800 S. Rural Rd.
                    Tempe, AZ  85282

     18.6  Counterparts.   This  Agreement may be executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     18.7  Captions.   The captions in this Agreement are for convenience  of
reference only and shall not define or limit any of the terms or provisions thereof.

     18.8  Modification.   Any  waiver,  modification  or  amendment  of  any
provision of this Agreement will be effective only if in writing and signed by the parties hereto.

                     [SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                         "COMPANY"

                         VITAL LIVING, INC.,
                         a Nevada corporation



                         By:
                           Bradley D. Edson, C.E.O.


                         "OPTIONEE"



                          David Maron M.D.

                             EXHIBIT A TO OPTION

1.   DEFINITIONS.

     CAPITALIZED TERMS NOT DEFINED IN THIS EXHIBIT A  SHALL HAVE THE MEANING
SET FORTH IN THE OPTION TO WHICH THIS EXHIBIT IS ATTACHED.   FOR PURPOSES OF
THIS EXHIBIT A:

(A) Effective Date. The term "Effective Date" shall mean the Grant Date of the Option.

     Holder.  The term "Holder" shall mean the Optionee.

     Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended, (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement.

     Registrable Securities. The term "Registrable Securities" means: (1) any Common Stock of the Company issued or to be issued upon exercise of the Option and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any option, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Common Stock described in clause (1) of this paragraph. Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Exhibit A are not assigned in accordance with this Agreement.

     Registrable Securities Then Outstanding. The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock of the Company that are Registrable Securities and (l) are then issued and outstanding or (2) are then issuable pursuant to an exercise of the Option or pursuant to conversion of securities issuable pursuant to an exercise of the Option.

     SEC.   The  term  "SEC"  or "Commission" means the U.S.  Securities  and
Exchange Commission.

DEMAND REGISTRATIONS.

     As long as Holder is engaged by the Corporation, at any time after May 3, 2002 or (b) such time as the Company's Common Stock is traded on the NASDAQ, AMEX, NYSE or like stock exchange with quantitative and qualitative listing requirements, the Holder may request that the Company register any Registrable Securities. The Holder shall be entitled to one (1) such demand registration per twelve (12) month period (i.e. all registrations must be at least 12 months plus one day apart). The Optionee shall have the right to demand that the Company satisfy its obligations pursuant to this Section 3 by use of the SEC's Form S-8, or any successor form thereto, subject to applicable law, or such other SEC registration statement form as Holder may choose to request, including Form S-3 or any successor form thereto, or if Form S-3 is not available, Form S-1 or Form S-2, or any successor form thereto. Holder shall notify the Company in writing that it intends to offer or cause to be offered for public sale all or any portion of the Registrable Shares, and within ten (10) days of the receipt after such notice.

     Upon written request of Holder the Company will use its best efforts to cause all or any part of the Registrable Securities that may be requested by Holder to be registered under the Securities Act as expeditiously as possible.

     If Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as part of its request.

     Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 3: (i) if the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, and that it is essential to the Company to defer the filing, in which event the Company shall have the right to defer the filing of the 3 registration statement for a period of not more than 120 days after receipt of the request of the Holder under this Section 3; provided, however that the Company shall not utilize this right more than once in any 12 month period; or (ii) during the period starting with the date 60 days prior to the Company's good faith estimate of filing of, and ending on a date 180 days after the effective date of, a registration statement filed under the Securities Act (other than a registration relating solely to the sale of securities to participants in a Company stock plan).

OBLIGATIONS OF THE COMPANY. WHENEVER REQUIRED TO EFFECT THE REGISTRATION OF
  ANY REGISTRABLE SECURITIES UNDER THIS AGREEMENT THE COMPANY SHALL, AS EXPEDITIOUSLY AS POSSIBLE:

     Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company shall not be required to keep any such registration statement effective for more than one (1) year.

     Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

     Prospectuses. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

     Blue Sky. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     Notification. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     Opinion and Comfort Letter. Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities. If such securities are not being sold through underwriters, then the Company shall furnish, at the request and at the sole expense of any Holder requesting registration of Registrable Securities, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

       FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to effect the Registration of their Registrable Securities that the selling Holder shall furnish to the Company such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

       INDEMNIFICATION.   In  the  event  any  Registrable   Securities   are
  included in a registration statement under Section 2:

     By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or Liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

      any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

   the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

     By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 6.2 in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

     Notice.   Promptly  after  receipt by an indemnified  party  under  this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 6 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

     Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     Survival.   The  obligations  of  the Company  and  Holders  under  this
Section 6 shall survive until the fifth anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

       TERMINATION OF THE COMPANY'S OBLIGATIONS. The Company shall have no obligations pursuant to Section 2 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to
  Section 2 more than five (5) years after the date of this Agreement.

       Covenant. The Company hereby covenants to the Holder that at all times subsequent to the date of the Option, it shall file in a timely manner consistent with the requirements of the Securities Exchange Act of 1934, as amended (the "34 Act") all reports and other materials required to be filed pursuant to the 34 Act.